Exhibit 99.2

中国XD塑料有限公司
China XD Plastics Company Limited

Name of Director: Cosimo J. Patti
董事姓名

SERVICE AGREEMENT

服务协议

This Service Agreement (“Agreement”) is entered into as of the 14th day of May, 2009 (“Effective  Date”) between China XD Plastics Company Limited, who principal offices are located at 11 Broadway Suite #1004, New York, NY 10004 U.S.A. and its Wholly Owned Foreign Entity is located at No.9 Qinling Road, Yingbin Road Centralized Industrial Park Harbin Development Zone, Heilongjiang, China 150078 (hereinafter referred to as the “Company”), and Cosimo Patti, having an address at 2100 Linwood Ave, Apt 15V Fort Lee, NJ 07024 (hereinafter referred to as the “Director”), to provide the terms under which the Director shall perform his functions as an elected independent member of the Board of Directors of the Company during his respective terms.

此服务协议 (以下简称”协议”) 于2009年5月14日 (以下简称”生效日”) 签署。协议双方为: 中国XD塑料有限公司, 主要办公地美国纽约州纽约市百老汇大街11号1004室, 其全资外资子公司主要办公地在中国黑龙江省哈尔滨开发区迎宾路集中区秦岭路9号。邮编150078。和咖斯 . 派迪 ., 地址为 _______________________ (以下简称”董事”)。双方就该董事将会在其相应服务期限内履行其职责, 作为公司董事会经选举的独立董事成员, 拟定下述条款。

WHEREAS, the Company’s business consists of the development, manufacturing, and distribution of modified plastics, primarily for use in automotive applications thereto (the “Business”) and the Company is a public company subject to the securities laws and rules and other applicable laws and rules of the United States.

鉴于, 公司的主管业务为汽车专用改性塑料的开发、生产和销售 (简称”业务 ”)。而且公司是一个上市公司, 遵守证券法律和法规以及其它适用的美国法律和法规。

WHEREAS, the Company recognizes the unique qualifications and contributions of the Director and desires to secure the services of the Director on the terms and conditions set forth herein; and

鉴于, 公司认可该董事特有的资历及其贡献, 并且公司依照此处的条款和条件愿意获得该董事提供的本协议涵盖的服务内容; 并且

WHEREAS, the Independent Director is prepared to commit to such services in return for specific arrangements, compensation and other benefits on the terms and conditions set forth here.

鉴于, 该独立董事对于依照此处的条款和条件, 可以提供服务并换取特定的安排、薪酬和其他利益。

NOW THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements herein contained, the Company and the Director do hereby agree as follows:

因此, 考虑到先前所述的前提和在此共同的约定和认同, 公司和该董事特此立约如下:

1.	DUTIES OF THE INDEPENDENT DIRECTOR:

1.	独立董事的职责:

1.1
The Director shall carry-out his duty as an independent director to the Company and shall make himself available to perform such functions in keeping with all the applicable laws, rules, and regulations of the United States of America, including, not limited to, the applicable securities laws and the laws of the State of Nevada.

1.1	该董事应当履行作为公司的独立董事的职责, 并且应使其自身能够履行该职责。遵守所有美国适用的法律、法规和条例, 包括但不限于, 适用的证券法和内华达州的法律。

1.2
The Director hereby agrees faithfully to render the service expected of an independent director and to promote the interests of the Company to the best of his ability and keep his duty of care, confidentiality and loyalty, among other duties. The Director further agrees to devote the necessary time, attention, skill, and best efforts to the performance of his duties under this agreement.

The Director shall not self-deal or do anything harmful to the interest of the Company or its shareholders and shall not engage in any insider trading or similar activities.

1.2	该董事特此同意提供独立董事的服务。发挥其最大能力并且恪守尽职、保密和忠诚等其它义务来提高公司的利益。该董事依照此协议进一步同意, 将投入必要的时间、精力、技能和尽最大努力来履行其职责。该董事将不会进行任何违规的个人交易或者做任何有损于公司或其股东利益的事。并且不会参与任何内部交易或类似活动。

1.3
The Director shall maintain his standing and capacity as an "independent director" under the rules of the Securities and Exchange Commission and the rules and regulations of relevant stock exchanges, and shall not engage in any employment or service with the Company or otherwise that may impair such standing.

1.3	该董事将会在证监会的法规下和相关股票交易所的法规和条例下保持其身份和能力作一个”独立董事”。并且不会介入有损于该身份的任何雇佣和服务。

1.4	The Director shall serve on the audit committee and the compensation committee in his capacity as an independent director.

1.4	该董事将会以独立董事的身份服务于审计委员会和薪酬委员会 (根据独董的最终定位更改独董服务的委员会)。

2.	COMPENSATION AND EXPENSES
2.           薪酬和费用

During his term as a Director until the end of his function as a Director:

在其作为董事和履行其董事职责结束的期间:

2.1
The Company agrees to pay $3,000 per month ($36,000 annual) provided the cash component of the compensation shall increase to $5,000 per month ($60,000 annual) at the time of 18 months anniversary of the Effective Date of this Agreement and to issue to the Director, for services as such and for services as the Chairperson of the compensation committee, an annual retainer ("the Retainer") consisting of $50,000 restricted Shares of common stock ("the Stock") immediately after a stock plan registration is effective and available for stock issuance The Shares included in the annual Retainer shall be valued at the average closing price for the ten trading days prior to the Effective Date of this Agreement, and prior to each anniversary of the Effective Date. The Stock shall vest after six months of each year subject to the Director continued directorship with the Company on each vesting date and the applicable grant agreement and the terms of this Agreement. The Stock shall be granted under the Company's 2009 Equity Incentive Plan to be file as soon as practicable.

2.1
公司同意支付董事每月3,000美元 (一年为36,000美元) 的现金薪酬, 此部分现金薪酬应在此协议生效后的18个月时增加到每月5,000美元 (一年为60,000美元)。并且在股票/期权计划注册生效时和可发行股票时立即给该董事发行价值为50,000美元的限制性股票(简称”股票”), 作为其服务于薪酬委员会主席的年聘用费(简称”聘用费”)。包括在年聘用费当中的股票应当按此协议生效前的10个交易日的平均收盘价计算价值, 并且在协议生效日的每一年后再度计算股数。股票限制期为发半年, 条件是董事在限制期日仍然是公司的董事, 并且受期权授予协议和本协议的限制。

2.2
The Company shall promptly pay or reimburse the Director for all reasonable expenses actually and properly (in accordance with the Company's policy) incurred or paid by him in connection with the performance of his services under the Agreement (including, without limitation, travel expenses) upon presentation of expense statements or vouchers or such other supporting documentation in such form and containing such information as the Company may from time to time require. Any expense above $500 shall be pre-approved by the Company.

2.2	在提供费用发票或者其它证明费用发生的支持文件的形式, 公司应及时偿付该董事所有因董事履行本协议中的服务所产生和已支付、实际和合理 (依照公司的规定) 的费用 (包括但不限于, 交通费)。公司有权随时要求费用凭证。任何高于500美元的开支应事先由公司批准。

2.3	The Company shall have appropriate Director and Officer Insurance coverage in place prior to the signing of this Agreement.

2.3	在签署此协议前公司应具有董事和高管保险。

3.	INDEMNIFICATION

3.           补偿

The Company shall indemnify the Director to the full extent permitted by the General Corporation Law of the State of Nevada.

公司应根据通常的内华达州公司法的许可内容充分的补偿该董事。

4.	MISCELLANEOUS

4.           其它

4.1
This Agreement expresses the entire understanding and agreement of the parties and supersedes any and all prior agreements and understandings, whether written or oral, relating in any way to the subject matter of this Agreement. This Agreement cannot be modified, amended, or supplemented except by a written instrument or instruments executed by each of the parties hereto.

4.1	此协议表述了双方的全部理解和认同, 并且取代任何或所有的先前的理解和认同, 不论是书面的还是口述的, 凡是涉及到此协议主题的。此协议不可被修改、修正或者补充, 除非有双方对此进行书面签署。

4.2
This Agreement shall have a term during the period director serves as an director of the Company until such time that he is removed by the board of directors by a majority vote or not elected by the next shareholder meeting, whichever comes earlier.

4.2	在该董事作为公司的一名董事直到他被董事会投票免去职务或者在下一次股东大会选举中未被选中, 两者取最先发生, 期间的这段时间为此协议期限。

4.3
This Agreement shall be governed by and construed under the laws of the State of Nevada. If any provision of this Agreement shall be invalid or unenforceable, this Agreement shall be deemed amended but only to the extent required to make it valid and enforceable, and this Agreement as thereby amended shall remain in full force and effect.

4.3	此协议受内华达州法律管辖和解释。如果此协议中的任何条款无效或不能被执行, 此协议将被视为被修正, 但修正只限于保证此协议仍然依法有效和可执行。此协议由此被修正后将会保留全部效力。

4.4
Arbitration is the only and exclusive remedy to the parties for any dispute arising from this agreement. The Parties hereby expressly waive the right to any jury or non-jury trial and hereby expressly submit to the exclusive jurisdiction of an arbitration tribunal under the auspices of the American Association in the City of New York with such tribunal composed of three arbitrators of which one is selected by each party and the third one selected by the two arbitrators already selected respectively by the parties.

4.4	仲裁是解决在此协议下双方产生任何纠纷的唯一方法。双方在此明确表示放弃任何有陪审团或无陪审团的审判。且在此明确表示服务在纽约市的美国联合会主持的仲裁法庭的专属管辖权。该法庭由三个仲裁人组成。双方各选一个仲裁人, 再由选出的这两个仲裁人选出第三个仲裁人。

4.5
The award of the tribunal shall be exclusive, binding, final and enforceable against the parties. In any arbitration arising out of this Agreement, the prevailing party shall be entitled to request, and receive an amount as and for the reasonable counsel fees and expenses incurred by the prevailing party in connection with such action, proceeding, or arbitration.

4.5	由仲裁法庭给双方出具的仲裁裁决书应当是唯一的、有约束力的、最终的和强制执行的。由此协议引发的任何仲裁, 胜诉一方有权利要求和获得因诉讼、诉讼程序或仲裁所引发的合理的律师费和开支。

IN WITNESS WHEREOF, the Company and the Director have executed this Agreement as of the day and year first above written.

以资证明, 公司和该董事已经在协议开头所示日期签署此份协议。

Signed: 签名	Signed: 签名
/s/ Cosimo Patti	/s/ Jie Han
Name in Print: Cosimo Patti	Name in Print: Jie Han
Title: Independent Director and Chairman of the Compensation Committee	Title: Chairman, CEO Date: May 14, 2009
Date: May 14, 2009
印刷体姓名: 咖斯 . 派迪	印刷体姓名: 韩杰
头衔: 独立董事和薪酬委员会主席	头衔: 董事会主席, CEO
日期:	日期: